AmericasActive:18731315.3 AMENDMENT NO. 1 TO THE SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN This AMENDMENT NO. 1 TO THE SKILLZ INC. 2020 OMNIBUS INCENTIVE PLAN (this “Amendment”), dated as of June 23, 2023 (the “Effective Date”) is made and entered into by Skillz Inc., a Delaware corporation (the “Company”). Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Skillz Inc. 2020 Omnibus Incentive Plan, as amended (the “Plan”). RECITALS WHEREAS, the Company previously reserved a total of 39,669,278 shares of Class A common stock, par value $0.0001 (“Class A Common Stock”) and 8,172,581 shares of Class B common stock, par value $0.0001 (“Class B Common Stock”, together with the Class A Common Stock, the “Common Stock”), to be delivered pursuant to awards under the Plan; WHEREAS, as of the Effective Date, the Company has effectuated a 1-for-20 split (the “Reverse Stock Split”) of the shares of the Company’s Common Stock; WHEREAS, pursuant to Section 5 of the Plan, in the event of any Change in Capitalization of the Company, including a reverse stock split, a proportionate adjustment shall be made by the Administrator, in its sole discretion, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan, (ii) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of shares of Common Stock subject to outstanding Restricted Shares or Other Share-Based Awards granted under the Plan and (iv) such other equitable substitutions or adjustments as may be determined by the Administrator; WHEREAS, in connection with the Reverse Stock Split, the Administrator equitably adjusted the total number of shares of Common Stock available and reserved for issuance pursuant to the Plan, as follows: (i) for Class A Common Stock, (a) the initial share reserve was adjusted from 39,669,278 shares to 1,983,463 shares; (b) the substitute options assumed under the Plan following the Company’s going public transaction were adjusted from 26,480,089 shares to 1,324,004 shares; (c) the increase to the share reserve under the Plan’s evergreen provision on December 31, 2021 of 14,587,694 shares was adjusted to 729,384 shares; (d) the increase to the share reserve under the Plan’s evergreen provision on December 31, 2022 of 20,485,756 shares was adjusted to 1,024,287 shares; and (e) the increase to the share reserve under the Plan’s evergreen provision on December 31, 2023 of 21,127,523 shares was adjusted to 1,056,376 shares and (ii) for Class B Common Stock, (a) the initial share reserve was adjusted from 8,172,581 shares to 408,629 shares; (b) the substitute options assumed under the Plan following the Company’s going public transaction were adjusted from 7,024,488 shares to 351,224 shares; (c) the increase to the share reserve under the Plan’s evergreen provision on December 31, 2021 of 3,904,533 shares was adjusted to 195,226 shares; (d) the increase to the share reserve under the Plan’s evergreen provision on December 31, 2022 of 3,430,063 shares was adjusted to 171,503 shares; and (e) the increase to the share reserve under the Plan’s evergreen provision on December 31, 2023 of 3,435,856 shares was adjusted to 171,792 shares; and DocuSign Envelope ID: 689130AC-410E-47CC-AE20-26AA9A35DF2A

AmericasActive:18731315.3 WHEREAS, in accordance with its authority to exercise all powers and authorities necessary and advisable in the administration of the Plan, the compensation committee of the board of directors of the Company (the “Committee”) that currently serves as the Plan’s Administrator wishes to amend the Plan to make certain adjustments contemplated by Section 5 of the Plan to reflect the Reverse Stock Split. NOW, THEREFORE, BE IT: RESOLVED, that the Plan is hereby amended, effective as of the Effective Date as follows: 1. Sections 4(a) and 4(b) of the Plan are hereby amended by deleting said sections in their entirety and substituting in lieu thereof the following new Sections 4(a) and (b): Section 4. Shares Reserved for Issuance Under the Plan and Limitations on Awards. (a) Subject to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of 1,983,463 shares of Class A Common Stock; provided, that the total number of shares of Class A Common Stock that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2021, by a number of Class A Common Shares equal to five percent (5%) of the total number of Outstanding Class A Shares on the last day of the prior calendar year. Notwithstanding the foregoing, the Administrator may act prior to January 1 of a given year to provide that there will be no such increase in the share reserve for that year or that the increase in the share reserve for such year will be a lesser number of Class A Common Shares than provided herein. (b) In addition, subject to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of 408,629 shares of Class B Common Stock; provided, that the total number of shares of Class B Common Stock that will be reserved, and that may be issued, under the Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2021, by a number of Class B Common Shares equal to five percent (5%) of the total number of Outstanding Class B Shares on the last day of the prior calendar year. Notwithstanding the foregoing, the Administrator may act prior to January 1 of a given year to provide that there will be no such increase in the share reserve for that year or that the increase in the share reserve for such year will be a lesser number of Class B Common Shares than provided herein. 2. Section 7(b) of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 7(b): (b) Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as DocuSign Envelope ID: 689130AC-410E-47CC-AE20-26AA9A35DF2A

AmericasActive:18731315.3 Nonqualified Stock Options to the extent required by Code Section 422. Subject to Section 5, the maximum number of shares that may be issued pursuant to Options intended to be Incentive Stock Options is 1,983,463 Shares and, for the avoidance of doubt, such share limit shall not be subject to the annual adjustment provided in Section 4(b). 3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof. [Remainder of Page Intentionally Left Blank; Signature Page Follows.] DocuSign Envelope ID: 689130AC-410E-47CC-AE20-26AA9A35DF2A

AmericasActive:18731315.3 IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above. SKILLZ, INC. By: Name: Charlotte Edelman Title: General Counsel DocuSign Envelope ID: 689130AC-410E-47CC-AE20-26AA9A35DF2A